                                     ANNUAL
                                     REPORT
                                October 31, 2002

                                     GRANUM
                                     VALUE
                                      FUND
                              Shareholder Services
                                 1-888-5-GRANUM
                                   (547-2686)

                                 GRANUM CAPITAL
                               MANAGEMENT, L.L.C.
                               Investment Adviser

GRANUM VALUE FUND

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

                                                               November 30, 2002

Dear Shareholders,

In what remains a turbulent market, Granum Value Fund has continued to outperform the S&P 500 for the one, three and five year periods ending October 31, 2002.

                AVERAGE ANNUAL RETURNS(1)                     1 YEAR     3 YEAR     5 YEAR    SINCE INCEPTION
                -------------------------                     -------    -------    ------    ---------------
Granum Value Fund.........................................     -6.39%      1.57%    2.59%          5.31%
  Return after taxes on distributions(2)..................     -6.39%      1.50%    2.53%          5.25%
  Return after taxes on distributions & sale of fund
    shares(2).............................................     -3.93%      1.23%    2.06%          4.31%
S&P 500 (w/dividends).....................................    -15.11%    -12.22%    0.73%          3.27%

All returns as of 10/31/02. Granum Value Fund inception: 5/1/97

While any negative returns are disappointing, even in this highly volatile market, we are pleased that our investment approach has continued to deliver above market performance.

What has enabled Granum Value Fund's portfolio to outperform the S&P 500 Index in this bear market, as well as since the Fund's inception? We believe there are three key factors: valuation, the earnings generation capability of our stocks, and our selective use of hedging.

Based on our calculations, the Granum Value Fund portfolio trades at a significantly lower market multiple than does the S&P 500 Index. As of November 6, 2002, the Fund's portfolio (based on its top thirty holdings, which account for over 90% of the Fund's long positions) was trading at what we project to be 11.3x 2003 earnings versus 20.4x for the S&P 500 Index. Also, as of November 6, the return on equity (ROE) we project for 2003 for the Granum Value Fund portfolio (again based on its top thirty holdings) is 20.6% versus only 12.5% for the S&P 500 Index. Further, in order to help manage the Fund's exposure to non-company specific risk, Granum Value Fund on occasion sells short Exchange Traded Funds (ETFs) and similar financial instruments to hedge against the risk of a general decline in the stock market or the prices of securities of issuers engaged in a particular market segment or industry in which the Fund is invested.(3)

We maintain our belief that well run, undervalued companies that are generating positive returns offer the best risk/return opportunities for the long-term investor, and continue to follow our discipline for identifying and investing in companies with these characteristics.

--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)

We remain grateful for the trust you have placed in us. Thank you for investing in Granum Value Fund.

Sincerely,


/s/ Lewis M. Eisenberg                           /s/ Walter F. Harrison, III
Lewis M. Eisenberg                               Walter F. Harrison, III
Co-Chairman                                      Co-Chairman

(1) This data reflects past performance of the Fund, after expenses and assuming reinvestment of all dividends and other distributions. The principal value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. If there would have been a capital loss on liquidation, this is recorded as a tax benefit, increasing the post-liquidation return. It is assumed that the investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the investor may deduct the capital losses in full. In addition, the after-tax returns shown are not relevant to investors who hold their fund shares through tax- deferred arrangements such as 401(k) plans and individual retirement accounts.

(3) There is no requirement that the Fund's portfolio be hedged and there can be no assurance that any hedging strategy used by the Fund will be successful.

Note: Shares of the fund are offered and sold through the currently effective prospectus, delivery of which must precede or accompany this report. Investment returns will fluctuate and when redeemed, shares may be worth more or less than their cost. Performance information reflects the total return of the fund and reflects changes in share price and reinvestment of dividends and capital gains distributions.
--------------------------------------------------------------------------------
 2

GRANUM VALUE FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
[FUND PERFORMANCE GRAPH]

                                                                     GRANUM VALUE FUND                       S&P 500
                                                                     -----------------                       -------
5/1/97                                                                    10000.00                           10000.00
10/31/97                                                                  11695.00                           11516.00
10/31/98                                                                  10965.00                           14048.00
10/31/99                                                                  12686.00                           17655.00
10/31/00                                                                  14751.00                           18730.00
10/31/01                                                                  14201.00                           14066.00
10/31/02                                                                  13293.00                           11941.00

$13,293 (Granum Value Fund)
$11,941 (S&P 500)

                                                          AVERAGE ANNUAL RATE OF RETURN
                                                                FOR PERIODS ENDED
                                                                 OCTOBER 31, 2002
                                                          -----------------------------          SINCE
                                                                                               INCEPTION
                                                         1 YEAR       3 YEAR       5 YEAR       5/1/97
                                                         ------       ------       ------      ---------
Granum Value Fund                                         -6.39%        1.57%      2.59%         5.31%
S&P 500                                                  -15.11%      -12.22%      0.73%         3.27%

                  INVESTMENT PERIOD

    The Standard & Poor's 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

    This chart assumes an initial gross investment of $10,000 made on 5/01/97 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2002

                                           MARKET
  SHARES                                   VALUE
----------                              ------------
             COMMON STOCKS 88.5%**
             -------------------------

             BANKS AND SAVINGS & LOANS
             11.6%**
  218,300    The Bank of New York
               Company, Inc.            $  5,675,800
   73,200    Dime Bancorp, Inc.
               Warrants (c) *                  7,320
   99,000    North Fork
               Bancorporation, Inc.        3,807,540
  140,585    Ocwen Financial
               Corporation *                 385,203
   45,600    PFF Bancorp, Inc.             1,404,936
   40,000    US Bancorp                      843,600
   72,680    Washington Mutual, Inc.       2,599,037
                                        ------------
                                          14,723,436
                                        ------------

             BUILDING & HOUSING 7.6%**
  154,200    Forest City Enterprises,
               Inc. -- Class A             4,795,620
  104,262    Pulte Homes, Inc.             4,787,711
                                        ------------
                                           9,583,331
                                        ------------

             BUSINESS SERVICES 6.1%**
   54,500    Convergys Corporation *         810,960
  292,300    The Reynolds & Reynolds
               Company -- Class A          6,918,741
    1,000    Tier Technologies, Inc. *        19,050
                                        ------------
                                           7,748,751
                                        ------------

             DEFENSE 4.5%**
   94,500    Alliant Techsystems Inc.
               *                           5,684,175
                                        ------------

                                           MARKET
  SHARES                                   VALUE
----------                              ------------

             ENERGY SERVICES 0.3%**
   65,400    Magnum Hunter Resources,
               Inc. *                   $    340,080
                                        ------------

             ENTERTAINMENT & LEISURE
             2.5%**
  381,500    Hollywood Media Corp. *         488,320
   78,175    Lakes Gaming, Inc. *            357,963
  152,000    Park Place Entertainment
               Corporation *               1,102,000
   78,000    WMS Industries Inc. *         1,107,600
   10,400    Wynn Resorts, Limited *         131,144
                                        ------------
                                           3,187,027
                                        ------------

             EXCHANGE TRADED FUNDS
             14.9%**
   80,700    Midcap SPDR Trust Series
               1                           6,263,127
  143,300    SPDR Trust Series 1          12,684,916
                                        ------------
                                          18,948,043
                                        ------------

             FINANCIAL SERVICES 9.8%**
   83,700    Ag Services of America,
               Inc. *                        839,511
  229,000    DVI, Inc. *                   2,003,750
   75,900    Fannie Mae                    5,074,674
   20,000    ITLA Capital Corporation
               *                             612,000
  112,000    Radian Group, Inc.            3,950,240
                                        ------------
                                          12,480,175
                                        ------------

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------
 4

GRANUM VALUE FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

                                           MARKET
  SHARES                                   VALUE
----------                              ------------
             HEALTH CARE 1.6%**
  196,700    BriteSmile, Inc. *         $    127,855
  120,000    Cyberonics, Inc. *            1,920,000
                                        ------------
                                           2,047,855
                                        ------------
             INSTRUMENTS & RELATED
             PRODUCTS 2.2%**
   96,873    American Technology
               Corporation *                 358,430
   82,000    Mettler-Toledo
               International, Inc. *       2,455,900
                                        ------------
                                           2,814,330
                                        ------------

             INSURANCE 6.5%**
  110,500    CNA Financial
               Corporation *               2,909,465
   91,000    Everest Re Group, Ltd.        5,279,820
                                        ------------
                                           8,189,285
                                        ------------

             PHARMACEUTICALS 3.4%**
   37,000    Teva Pharmaceutical
               Industries Ltd. ADR         2,864,910
   41,400    Wyeth                         1,386,900
                                        ------------
                                           4,251,810
                                        ------------
             PRINTING & PUBLISHING
             0.8%**
   97,700    Hollinger International
               Inc.                          952,575
                                        ------------
             PRIVATE PLACEMENTS 0.3%**
  214,625    Intertainer Inc. Series C
               Convertible Preferred
               (Acquired 2/12/99,
               5/12/00; Cost
               $1,249,875) (a)(b) *          318,933
                                        ------------

                                           MARKET
  SHARES                                   VALUE
----------                              ------------

             REITS 10.0%**
  181,100    Anthracite Capital, Inc.   $  1,916,038
  120,000    Capital Automotive REIT       2,940,000
  258,100    RFS Hotel Investors, Inc.     2,999,122
  181,300    Redwood Trust, Inc.           4,860,653
                                        ------------
                                          12,715,813
                                        ------------

             RESTAURANTS 0.5%**
  162,800    The Smith & Wollensky
               Restaurant Group,
               Inc. *                        631,664
                                        ------------

             RETAILING 0.5%**
  307,700    Good Guys, Inc. *               630,785
                                        ------------

             SOFTWARE 2.7%**
  228,900    Computer Associates
               International, Inc.         3,401,454
                                        ------------

             SPECIALTY CHEMICALS
             0.4%**
   78,400    OM Group, Inc.                  508,816
                                        ------------

             TELECOMMUNICATIONS 0.9%**
  139,300    Citizens Communications
               Company *                   1,158,976
                                        ------------

             TOBACCO PRODUCTS 1.4%**
   45,000    Philip Morris Companies
               Inc.                        1,833,750
                                        ------------
             Total Common Stocks (Cost
               $101,603,861)             112,151,064
                                        ------------

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

                                           MARKET
  SHARES                                   VALUE
----------                              ------------
             PRIVATE PLACEMENT
               WARRANTS 0.0%**
             ---------------------
    3,166    Hollywood Media Corp.
               Warrants, expire
               5/17/04 (Acquired
               5/17/99; Cost $0)
               (a)(b) *                 $          0
   14,940    Good Guys Warrants,
               expire 3/7/07 (Acquired
               3/11/02; Cost $0)
               (a)(b) *                        6,835
                                        ------------
             Total Private Placement
               Warrants (Cost $0)              6,835
                                        ------------
PRINCIPAL
  AMOUNT
----------
             VARIABLE RATE DEMAND
               NOTES # 7.7%**
             -------------------------
$     176    American Family Financial
               Services, Inc. 1.45%              176
  105,361    Wisconsin Corporate
               Central Credit Union,
               1.46%                         105,361

PRINCIPAL                                  MARKET
  AMOUNT                                   VALUE
----------                              ------------
$4,603,173   Wisconsin Electric Power
               Company, 1.45%           $  4,603,173
5,127,482    US Bancorp, 1.54%             5,127,482
                                        ------------
             Total Variable Rate
               Demand Notes (Cost
               $9,836,192)                 9,836,192
                                        ------------
             COMMERCIAL PAPER 2.2%**
             -------------------------
2,872,000    Galaxy Funding, 1.72%,
               11/1/02                     2,872,000
                                        ------------
             Total Commercial Paper
               (Cost $2,872,000)           2,872,000
                                        ------------
             Total Investments
               (Cost $114,312,053)
               98.4% **                 $124,866,091
                                        ============

*  Non-income producing security.
** Calculated as a percentage of net assets.
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2002.
(a) Restricted Security.
(b) Board Valued Security.
(c) This warrant is not a regular warrant. There is no strike price and no expiration date. The warrant represents a potential distribution settlement in a legal claim.
ADR -- American Depository Receipt

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------
 6

GRANUM VALUE FUND

--------------------------------------------------------------------------------
SCHEDULE OF SECURITIES SOLD SHORT
OCTOBER 31, 2002

                                          MARKET
SHARES                                     VALUE
------                                    ------
 28,000   DIAMONDS Trust, Series 1      $ 2,345,000
118,300   Financial Select Sector SPDR
            Fund                          2,667,665
 80,700   Midcap SPDR Trust Series 1      6,263,127
 88,000   Nasdaq-100 Index Tracking
            Stock                         2,160,400
 49,300   Retail HOLDRs Trust             3,677,780
168,700   Semiconductor HOLDRs Trust      4,045,426
165,500   SPDR Trust Series 1            14,650,060
 60,000   The Bank of New York
            Company, Inc.                 1,560,000
                                        -----------
          TOTAL SECURITIES SOLD SHORT
            (PROCEEDS $43,466,797)      $37,369,458
                                        ===========

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002

ASSETS:
  Investments, at value (Cost $114,312,053).................  $124,866,091
  Short-term investments of collateral received for
    securities loaned.......................................    19,207,480
  Dividends receivable......................................        70,147
  Interest receivable.......................................        30,471
  Receivable from broker for proceeds on securities sold
    short...................................................    44,971,626
  Receivable for Fund shares sold...........................        31,061
  Other receivables.........................................         1,461
  Prepaid expenses..........................................        34,701
                                                              ------------
         Total assets.......................................   189,213,038
                                                              ------------
LIABILITIES:
  Investments sold short, at value (proceeds $43,466,797)...    37,369,458
  Collateral for securities loaned..........................    19,207,480
  Payable for securities purchased..........................     5,308,843
  Dividends payable on short positions......................        18,227
  Payable to custodian......................................        49,776
  Payable to Investment Adviser.............................       217,302
  Distribution fees payable.................................        54,026
  Shareholder service fees payable..........................        27,163
  Accrued expenses and other liabilities....................        90,741
                                                              ------------
         Total liabilities..................................    62,343,016
                                                              ------------
NET ASSETS..................................................  $126,870,022
                                                              ============
NET ASSETS CONSIST OF:
  Capital stock.............................................  $112,961,037
  Accumulated net realized loss on investments and option
    contracts expired or closed.............................    (2,742,392)
  Net unrealized appreciation on:
    Investments.............................................    10,554,038
    Short positions.........................................     6,097,339
                                                              ------------
         Total Net Assets...................................  $126,870,022
                                                              ============
  Shares of beneficial interest outstanding (unlimited
    number of shares of beneficial interest authorized,
    $.001 par value)........................................     4,812,284
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................        $26.36
                                                              ============

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------
 8

GRANUM VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME:
  Dividend income (net of foreign taxes withheld of
    $2,187).................................................  $  2,129,907
  Interest income...........................................       405,842
  Securities lending income.................................        14,145
                                                              ------------
    Total investment income.................................     2,549,894
                                                              ------------
EXPENSES:
  Investment advisory fee...................................     2,713,016
  Distribution fees.........................................       678,254
  Shareholder servicing fees................................       339,127
  Administration fees.......................................       104,652
  Professional fees.........................................       127,439
  Transfer agent fees and expenses..........................        58,475
  Trustees' fees and expenses...............................        52,260
  Fund accounting fees......................................        35,435
  Custody fees..............................................        30,110
  Amortization of organizational expenses...................        11,201
  Federal and state registration............................        23,900
  Insurance expense.........................................        25,004
  Reports to shareholders...................................        18,329
  Other.....................................................         4,517
                                                              ------------
    Total operating expenses before dividend expense on
     short sales............................................     4,221,719
  Dividend expense on short sales...........................       199,727
                                                              ------------
    Total operating expenses................................     4,421,446
                                                              ------------
NET INVESTMENT LOSS.........................................    (1,871,552)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments.............................................     2,380,343
    Option contracts expired or closed......................    (2,063,750)
  Change in unrealized appreciation or depreciation on
    investments.............................................    (8,676,192)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............    (8,359,599)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(10,231,151)
                                                              ============

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED         YEAR ENDED
                                                              OCTOBER 31, 2002   OCTOBER 31, 2001
                                                              ----------------   ----------------
OPERATIONS:
  Net investment loss.......................................    $ (1,871,552)      $ (1,482,960)
  Net realized gain (loss) on investments and option
    contracts expired or closed.............................         316,593           (764,406)
  Change in unrealized appreciation or depreciation on
    investments.............................................      (8,676,192)        (2,299,998)
                                                                ------------       ------------
    Net decrease in net assets resulting from operations....     (10,231,151)        (4,547,364)
                                                                ------------       ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold.................................      34,314,001         10,364,992
  Cost of shares redeemed...................................     (15,675,558)        (6,853,118)
                                                                ------------       ------------
    Net increase in net assets from capital share
      transactions..........................................      18,638,443          3,511,874
                                                                ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................       8,407,292         (1,035,490)
NET ASSETS:
  Beginning of year.........................................     118,462,730        119,498,220
                                                                ------------       ------------
  End of year...............................................    $126,870,022       $118,462,730
                                                                ============       ============

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------
 10

GRANUM VALUE FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------
                                                 2002          2001          2000          1999          1998
                                               --------      --------      --------      --------      --------
Per share data:(1)
Net asset value, beginning of year...........  $  28.16      $  29.25      $  25.29      $  21.93      $  23.39
                                               --------      --------      --------      --------      --------
Income from investment operations:
Net investment income (loss).................     (0.39)(2)     (0.35)(2)     (0.16)(2)      0.16          0.03
Net realized and unrealized gain (loss) on
  investments................................     (1.41)        (0.74)         4.26          3.28         (1.49)
                                               --------      --------      --------      --------      --------
Total from investment operations.............     (1.80)        (1.09)         4.10          3.44         (1.46)
                                               --------      --------      --------      --------      --------
Less distributions:
Dividends from net investment income.........        --            --         (0.14)        (0.08)           --
                                               --------      --------      --------      --------      --------
Net asset value, end of year.................  $  26.36      $  28.16      $  29.25      $  25.29      $  21.93
                                               ========      ========      ========      ========      ========
Total return.................................     (6.39)%       (3.73)%       16.28%        15.69%        (6.24)%
Supplemental data and ratios:
Net assets, end of year (000's)..............  $126,870      $118,463      $119,498      $121,704      $118,656
Ratio of net expenses to average net
  assets.....................................      3.26%(3)      3.18%(3)      2.38%         1.59%         1.88%
Ratio of net investment income (loss) to
  average net assets.........................     (1.38)%(4)    (1.23)%(4)    (0.55)%        0.64%         0.17%
Portfolio turnover rate......................     21.68%         3.58%        24.23%        18.18%         3.45%

(1)Information presented relates to a share of beneficial interest of the Fund outstanding for the entire year.
(2)Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(3)The operating ratio included dividends on short positions. The ratios excluding dividends on short positions for the years ended October 31, 2002 and October 31, 2001 were 3.11% and 3.11%, respectively.
(4)The net investment income ratio included dividends on short positions. The ratios excluding dividends on short positions for the years ended October 31, 2002 and October 31, 2001 were (1.23%) and (1.16%), respectively.

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2002

1. ORGANIZATION

Granum Value Fund (the "Fund") is a diversified series of Granum Series Trust (the "Trust"), an open-end management investment company. The Trust is a Delaware business trust, organized pursuant to a Certificate of Trust dated December 19, 1996. The Trust has established one series of its shares, representing interests in the Fund. The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on May 1, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities are valued at market value as of the close of trading on each business day when the New York Stock Exchange ("NYSE") is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange. Securities traded in the over-the-counter market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options traded on national securities exchanges are valued at the last sales price, or, if no sales are reported, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees. As of October 31, 2002, fair value securities represent 0.26% of the Fund's investments, at value. Debt securities which mature in less than 60 days are valued at amortized cost, which approximates market value.

b) Restricted Securities - The Fund owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At October 31, 2002, the Fund held restricted securities with an aggregate market value of $325,768 representing 0.26% of the net assets of the Fund.

c) Written Option Accounting - The Fund writes put options on stock indices. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

value of the option written. Option contracts are valued at the mean between the latest bid and ask prices. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying stock index, and the liability related to such option is eliminated. The Fund did not write any options during the year.

d) Purchased Option Accounting - The Fund purchases put options on stock indices to hedge against a general decline in the stock market or in a particular market segment or industry. Premiums paid for option contracts purchased are included in the Schedule of Investments. Option contracts are valued at the mean between the latest bid and ask prices. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying stock indices. The Fund does not have any open option contracts as of October 31, 2002.

e) Exchange Traded Funds and Other Similar Instruments - Shares of exchange traded funds ("ETFs") and other similar instruments may be purchased by the Fund. An ETF is an investment company that is registered under the Investment Company Act of 1940 (the "1940 Act") that holds a portfolio of common stocks designed to track the performance of a particular index.

f) Short Sales - The Fund may effect short sales of shares of ETFs and other similar instruments. When the Fund effects such short sale, it will sell ETF shares (or the other instruments) that it does not own in anticipation of purchasing the same shares (or instruments) in the future at a lower price. The cash proceeds of the short sale will be held by the broker effecting the short sale. The Fund may also engage in short sales of securities "against-the-box." In these transactions, the Fund sells short securities it owns or has the right to obtain without payment of additional consideration. For financial statement purposes, when the Fund enters into a short sale the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Fund's receivable from broker for proceeds on securities sold short is with one securities dealer. The Fund does not require the broker to maintain collateral in support of these receivables.

g) Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

h) Federal Income Taxes - No provision for federal income taxes has been recorded since the Fund intends to comply with the provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders.

i) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available, and interest income is recognized on an accrual basis. Interest income includes $146,748 of interest earned on receivables from broker for proceeds on securities sold short.

The Fund may utilize derivative instruments including written options, purchased options and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The use of these instruments may involve additional investment risks including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

3. SHARES OF BENEFICIAL INTEREST

Share transactions were as follows:

                            YEAR ENDED         YEAR ENDED
                         OCTOBER 31, 2002   OCTOBER 31, 2001
                         ----------------   ----------------
Shares sold                 1,149,529            355,660
Shares redeemed              (544,496)          (234,107)
                            ---------          ---------
Net increase                  605,033            121,553
Shares outstanding:
  Beginning of year         4,207,251          4,085,698
                            ---------          ---------
  End of year               4,812,284          4,207,251
                            =========          =========

--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENT TRANSACTIONS AND TAX INFORMATION

Purchases and sales of investments, excluding short-term investments, options and short positions, for the year ended October 31, 2002, were as follows:

       PURCHASES                    SALES
------------------------   ------------------------
   U.S.                       U.S.
GOVERNMENT      OTHER      GOVERNMENT      OTHER
----------      -----      ----------      -----
       --    $35,195,249          --    $21,501,416

At October 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes was as follows:

Appreciation                   $ 25,136,394
(Depreciation)                  (17,656,194)
                               ------------
Net unrealized appreciation
  on investments               $  7,480,200
                               ============

At October 31, 2002, the cost of investments for federal income tax purposes was $117,385,891. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions. As of October 31, 2002, the Fund had distributable ordinary income for tax purposes of $331,446.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Adviser - Granum Capital Management, L.L.C. (the "Adviser") provides investment advisory services to the Fund pursuant to an investment advisory agreement. Under the terms of the agreement, the Adviser receives a fee, accrued daily and payable monthly at the annual rate of 1.25% of the Fund's average daily net assets (the "Basic Fee"), which is adjusted monthly (the "Monthly Performance Adjustment") depending on the extent to which the investment performance of the Fund, after expenses, exceeds or was exceeded by the percentage change in the investment performance of the S&P 500 Index over the past 12 months. The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to the Adviser (the "Total Advisory Fee") by up to 0.75% per year of the value of the Fund's average daily net assets. During the year ended October 31, 2002, the Fund's Adviser earned investment advisory fees at an annual rate of 2.00% of average daily net assets after the Monthly Performance Adjustment.

Distribution Plan - Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Fund has adopted a distribution plan (the "Distribution Plan"). Under the Distribution Plan, the Fund compensates its
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

Distributors, Mercer Allied Company ("Mercer") and Granum Securities, L.L.C. ("Granum Securities"), in consideration of the services they provide in connection with the sale of the Fund's shares to investors ("Distribution Services") and for the furnishing of account related services by the Distributors and securities dealers to shareholders of the Fund ("Shareholder Services"). Shareholder Services provided by the Distributors and securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts. Granum Securities is an affiliate of, and is under common control with, the Adviser.

As compensation for Distribution Services, the Fund makes monthly payments to the Distributors, computed at the annual rate of 0.50% of the Fund's average net assets. From such compensation, the Distributors make payments to securities dealers that have sold shares of the Fund to their customers in such amounts as may be agreed to by the Distributors and dealers. As compensation for Shareholder Services, the Fund makes monthly payments to the Distributors, computed at the annual rate of 0.25% of the Fund's average net assets.

The Fund incurred the following expenses for Distribution and Shareholder Services for the year ended October 31, 2002:

                          DISTRIBUTION       SHAREHOLDER
                            SERVICES          SERVICES
                          ------------       -----------
Mercer                      $631,980          $315,990
Granum Securities             46,274            23,137

Other - U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.

U.S. Bank, NA serves as custodian for the Fund.

6. SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the custodian is authorized to lend securities on behalf of the Fund to approved brokers against the receipt of cash collateral at least equal to the value of the securities loaned. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to the brokers, the income generated from lending transactions is allocated 60% to the Fund and 40% to the custodian. As of October 31, 2002, the Fund had on loan securities valued at $18,830,863 and collateral of $19,207,480.

--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of Granum Value Fund and Board of
Trustees of Granum Series Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Granum Series Trust -- Granum Value Fund (the "Fund") at October 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 27, 2002

--------------------------------------------------------------------------------

                    INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Officers and Trustees of the Fund is set forth below. The SAI includes additional information about the Fund's Officers and Trustees and is available, without charge, upon request by calling 1-888-5-GRANUM (547-2686).

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               # OF PORTFOLIOS         OTHER
                                         TERM OF OFFICE              PRINCIPAL                 IN FUND COMPLEX     DIRECTORSHIPS
                       POSITION(S) HELD  AND LENGTH OF           OCCUPATION DURING           OVERSEEN BY OFFICER  HELD BY DIRECTOR
NAME, ADDRESS AND AGE   WITH THE FUND     TIME SERVED             PAST FIVE YEARS                OR TRUSTEE          OR OFFICER
----------------------------------------------------------------------------------------------------------------------------------
 Edwin M. Cooperman      Independent       Since 1998     Chairman of Tutortime Inc., 1997            1                 None
126 East 56th Street       Trustee                       to November 2001; Chairman, Edmarc
     25th Floor                                          Investments, May 1996 to present;
 New York, NY 10022                                      Principal, TC Solutions Inc., July
       Age: 58                                                    1998 to present.
----------------------------------------------------------------------------------------------------------------------------------
 Burnell R. Roberts      Independent       Since 1997        Limited Partner, American                1                 None
2340 Kettering Tower       Trustee                          Industrial Partners, 1993 to
  Dayton, OH 45423                                         present; Chairman of Sweethart
       Age: 75                                             Holding Inc. and Sweethart Cup
                                                          Company Inc., September 1993 to
                                                                       1998.
----------------------------------------------------------------------------------------------------------------------------------
  Thaddeus Seymour       Independent       Since 1998      Professor of English, Rollins              1                 None
 1350 College Point        Trustee                         College, Winter Park, Florida,
Winter Park, FL 32789                                             1978 to present.
       Age: 74
----------------------------------------------------------------------------------------------------------------------------------
  Richard A. Zimmer      Independent       Since 1997    Member of Congress, from the 12th            1                 None
126 East 56th Street       Trustee                        District of New Jersey, 1991 to
     25th Floor                                           1997. Counsel, Dechert, February
 New York, NY 10022                                        1997 to May 2001. Of Counsel,
       Age: 58                                            Gibson, Dunn & Crutcher LLP, May
                                                                  2001 to present.
----------------------------------------------------------------------------------------------------------------------------------
     John Breyo*           Trustee         Since 1997    President, CEO and Chairman of the           1                 None
   One Wall Street                                       Ayco Company, L.P., December 1994
  Albany, NY 12205                                         to present; President and sole
       Age: 56                                             owner of Breham, Inc., general
                                                         partner of Mercer Allied Company,
                                                           L.P., October 1994 to present;
                                                            President and sole owner of
                                                          Hambre, Inc., general partner of
                                                          the Ayco Company L.P.; President
                                                                of Ayco Corporation.
----------------------------------------------------------------------------------------------------------------------------------
 Lewis M. Eisenberg*    Co-Chairman of     Since 1997    Co-Chairman of private investment            1                 None
126 East 56th Street    the Board and                    adviser; Managing Member of Granum
     25th Floor            Trustee                        Capital Management, L.L.C. since
 New York, NY 10022                                        January 27, 1997 and of Granum
       Age: 60                                           Securities, L.L.C. since March 7,
                                                                       1997.
----------------------------------------------------------------------------------------------------------------------------------
 Walter F. Harrison,    Co-Chairman of     Since 1997    Co-Chairman of private investment            1                 None
        III*            the Board and                    adviser; Managing Member of Granum
126 East 56th Street       Trustee                        Capital Management, L.L.C. since
     25th Floor                                            January 27, 1997 and of Granum
 New York, NY 10022                                      Securities, L.L.C. since March 7,
       Age: 59                                                         1997.

--------------------------------------------------------------------------------
 * Denotes a trustee who is an "interested person" as that term is defined in
   Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

--------------------------------------------------------------------------------
 18

GRANUM VALUE FUND

--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of Granum Value Fund. Please call 1-888-5-GRANUM (547-2686) for a free prospectus. Read it carefully before you invest.
--------------------------------------------------------------------------------
                                                                              19